                                                                       EXHIBIT 5

                                                                  EXECUTION COPY

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                                              Right to Purchase 5,000,000 Shares
                                                of Common Stock of Vsource, Inc.


                                  VSOURCE, INC.

                          Common Stock Purchase Warrant

      VSOURCE, INC., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, Quilvest Asian Equity Ltd., a company established under the laws of the British Virgin Islands (the "HOLDER") is entitled, subject to the terms set forth below, to purchase from the Company from time to time during the Exercise Period (as defined below) five million (5,000,000) fully paid and nonassessable shares of common stock of the Company (the "COMMON STOCK") at a purchase price per share equal to the Purchase Price, as defined herein. The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant. The initial purchase price for shares subject to this Warrant will be 01/100 Dollars (U.S.$0.01) per share (the "INITIAL PURCHASE PRICE"), and will be adjusted from time to time as provided herein. The Initial Purchase Price or, if such price has been adjusted, the price per share of Common Stock as last adjusted pursuant to the terms hereof is referred to as the "PURCHASE PRICE" herein.

      The Exercise Period shall commence on April 1, 2003 at 9:00 a.m., Hong Kong time, and end on March 30, 2006 at 5:00 p.m., Hong Kong time, but notwithstanding anything to the contrary contained herein, this Warrant shall only be exercisable during the Exercise Period if the Liquidity Date (as defined below) has not occurred prior to March 30, 2003.

"LIQUIDITY DATE" means the earliest to occur of: (i) the date of registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the U.S. Securities and Exchange Commission or, in connection with a Qualifying Offering (as defined below) on an Authorized Exchange (as defined below) in a jurisdiction other than the United States, any registration, qualification or completion of any procedure in compliance with the applicable securities laws of such non-U.S. jurisdiction undertaken or made to permit the unrestricted, lawful distribution or resale of securities to


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
members of the general public therein, of any of the Common Stock issuable upon conversion of the Series 4-A Convertible Preferred Stock held by the Holder (the "CONVERSION SHARES") following, or in conjunction with, the completion of a Qualifying Offering (as defined below); (ii) the date on which the Holder is able to publicly sell all of its issued or issuable Conversion Shares pursuant to an effective registration statement covering such shares or in any three month period pursuant to Rule 144, provided that a Qualifying Offering has occurred; (iii) the date of the closing of a Qualifying Sale (as defined below); and (iv) the date of the closing of a sale of all or substantially all of the assets of the Company for consideration that results in distributions per share to the Share Purchasers of proceeds from such sale equivalent to the consideration that would be received in a Qualifying Sale.

"QUALIFYING OFFERING" means a firm commitment public offering, underwritten by an internationally reputable investment bank selected by the Company's Board of Directors, of the Company's Common Stock on an internationally recognized exchange or quotation system, which exchange or quotation system shall have a minimum market capitalization, based on the market value of all of the securities listed thereon, of US$50,000,000,000, as quoted and reported within the EMTK Function of Bloomberg Financial Markets or if not so quoted, based upon statistics made publicly available on such exchange, or if such statistics are not available, based upon the reasonable discretion of the Company's Board of Directors (an "AUTHORIZED EXCHANGE") pursuant to an effective registration statement under the Securities Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act) or, in connection with a Qualifying Offering on an Authorized Exchange in a jurisdiction other than the United States, pursuant to any registration, qualification or completion of any procedure in compliance with the applicable securities laws and exchange rules of such non-U.S. jurisdiction undertaken or made to permit the unrestricted, lawful distribution or resale of securities to members of the general public therein, the public offering price per share (the "OFFERING PRICE") of which is not less than the price that would yield an IRR (as defined below) of thirty percent (30%) to the persons who on October 25, 2002 purchased shares of Series 4-A Convertible Preferred Stock for cash consideration (such persons being referred to herein as the "SHARE PURCHASERS" and such price being referred to herein as the "30% IRR PRICE") and in which the aggregate net proceeds (after deductions of underwriters' commissions and offering expenses) to the Company exceed US$20,000,000 (or the equivalent in the applicable currency).

"IRR" means the discount rate that would make the present value of a stream of Payments (as defined below) and Receipts (as defined below) equal zero where:

      (i) cash payments (the "PAYMENTS") are:

            (a) the purchase consideration paid by the Share Purchasers to the Company for Series 4-A Convertible Preferred Stock purchased on October 25, 2002;

            (b) the purchase consideration paid by the Share Purchasers to the Company, if any, for Series 4-A Convertible Preferred Stock purchased after October 25, 2002 pursuant to the Series 4-A Convertible Preferred Stock Purchase Agreement dated as of


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October 23, 2002 by and among the Company, the Share Purchasers and the other investors named therein; and

            (c) the purchase consideration paid by the Share Purchasers to the Company, if any, for Common Stock issued upon exercise of warrants which were issued in connection with the Series 4-A Convertible Preferred Stock, including this Warrant (the "WARRANT SHARES"); and

      (ii) amounts received (the "RECEIPTS") are:

            (a) dividend distributions and other cash payments, if any, received by the Share Purchasers from the Company in respect of: (1) the Series 4-A Convertible Preferred Stock and Warrant Shares and (2) any securities received by the Share Purchasers in respect of the Series 4-A Convertible Preferred Stock or Warrant Shares without additional consideration paid by the Share Purchasers; and

            (b) the value of Series 4-A Convertible Preferred Stock, Warrant Shares and any securities received by the Share Purchasers in respect of the Series 4-A Convertible Preferred Stock or Warrant Shares without additional consideration paid by the Share Purchasers held by the Share Purchasers on the Liquidity Date determined as (1) the aggregate value of the Series 4-A Convertible Preferred Stock and Warrant Shares and such securities held by the Share Purchasers on the Liquidity Date in the case of a Qualifying Offering (determined as the offering price to the public per share of Common Stock times the number of Warrant Shares and the number of issued or issuable Conversion Shares); (2) the aggregate purchase price of the Series 4-A Convertible Preferred Stock, Warrant Shares and/or such securities on the Liquidity Date in the case of a Qualifying Sale; or (3) the proceeds distributable to the Share Purchasers on the Liquidity Date in the case of a sale of assets; and

      (iii) the first date in the measurement of the present value will be October 25, 2002 and the last date will be the Liquidity Date.

"QUALIFYING SALE" means a sale of more than fifty percent (50%) of the Company's Common Stock on a fully diluted basis (assuming full conversion and exercise of all outstanding convertible, exchangeable and exercisable securities, including, without limitation, securities granted under any employee share option plan which have vested) for a purchase price per share at least equal to the 30% IRR Price, provided however, that in the event the purchase price for such securities is payable in marketable securities, such marketable securities shall be valued at the average of the daily closing prices of such marketable securities over the 180 consecutive trading days immediately preceding (and not including) the date such marketable securities are received, and provided further, that such purchase price is payable in full at the closing in cash or marketable securities.

1.    EXERCISE OF WARRANT.

      (a) At any time during the Exercise Period, this Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time by surrender of this Warrant


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and the subscription form annexed hereto (duly executed by the Holder), to the
Company, and by making payment in cash or by certified check, wire transfer or any combination thereof, in the amount obtained by multiplying (i) the number of shares of Common Stock designated by the Holder in the subscription form by (ii) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant may still be exercised.

      (b) At any time during the Exercise Period, in lieu of exercising this Warrant as provided above, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the subscription form attached hereto indicating such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                                   Y (A - B)
                                   ---------
                              X =      A

Where:            X =   The number of shares of Common Stock to be issued to the
                        Holder pursuant to this net exercise;

                  Y = The number of shares of Common Stock designated by the Holder in the subscription form;

                  A = The then fair market value of one share of Common Stock as of the date the election is made;

                  B = The Purchase Price (as adjusted to the date of the election).

For purposes of this Section 1(b), the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market or SmallCap System, the value shall be deemed to be the lower of the average of the closing bid price of the securities on such exchange over the five (5) day period ending three (3) days prior to the net exercise election and the closing bid price of the securities on such exchange on the trading day ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the lower of the average of the closing price over the five (5) day period ending three (3) days prior to the net exercise and the closing bid price on the trading day ending three (3) days prior to the net exercise election; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, the Company will cause to be issued in the name of and delivered to the Holder hereof a certificate for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise,


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plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value as determined pursuant to Section 1(b) above of one full share, together with any other stock or other securities or property (including cash, where applicable) to which the Holder is entitled upon such exercise. "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3.

      The Holder shall be deemed to become the holder of, and shall be treated for all purposes as the record holder of, the Common Stock represented by such certificate, and such Common Stock shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and notice of exercise are presented and payment made for such Common Stock, notwithstanding that the stock transfer books of the Company shall then be closed or that such certificates shall not then be actually delivered to the Holder.

      The issuance of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Common Stock. The Company shall pay all expenses in connection with, and all taxes (other than stock transfer, income, capital gain or similar taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant and the related Common Stock to the Holder.

3.    ADJUSTMENT.

      (a) Initial Purchase Price; Subsequent Adjustment of Price and Number of Purchasable Shares. The Initial Purchase Price will be adjusted from time to time as provided below; provided that, as set forth in and subject to Section 4, in no event shall the Purchase Price per share be adjusted to a price which is less than the par value of the Common Stock at such time. Upon each adjustment of the Purchase Price, the Holder will thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately before such adjustment by the number of shares of Common Stock purchasable pursuant to this Warrant immediately before such adjustment and dividing the product by the Purchase Price resulting from such adjustment.

      (b) Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the date of this Warrant effects a subdivision of the outstanding Common Stock, by stock split or otherwise, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased; and, conversely, if the Company at any time or from time to time after the date of this Warrant combines the outstanding shares of Common Stock, by reverse stock split or otherwise, the Purchase Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 3(b) shall become effective at the close of business on the date the


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
subdivision or combination becomes effective.

      (c) Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the date of this Warrant either makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and (2) the denominator of which shall be (i) the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus (ii) the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date or date fixed therefor and thereafter the Purchase Price shall be adjusted pursuant to this Section 3(c) as of the time of actual payment of such dividend or distribution. For purposes of the foregoing formula, "the total number of shares of Common Stock issued and outstanding" on a particular date shall include shares of Common Stock issuable upon conversion of stock or securities convertible into Common Stock and the exercise of warrants, options or rights for the purchase of Common Stock (or stock or securities convertible into Common Stock) which are outstanding on such date.

      (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event, provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which it would have received had this Warrant been converted into Common Stock as of the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the Holder.

      (e) Adjustment for Recapitalization, Reclassification, or Exchange. If the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or other exchange (other than a subdivision or combination of shares, or a stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section
3), then and in any such event the Holder shall have the right thereafter to exercise this Warrant to purchase the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other


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exchange by holders of the number of shares of Common Stock which might have been purchased under this Warrant immediately prior to such recapitalization, reclassification or other exchange, all subject to further adjustment as provided herein.

      (f) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision or combination of shares or a stock dividend or a recapitalization, reclassification or other exchange of shares, provided for elsewhere in this Section 3) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such capital reorganization, merger, consolidation or sale, to which a holder of the number of shares of Common Stock deliverable upon such exercise would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder after the capital reorganization, merger, consolidation or sale to the end that the provisions of this Section 3 (including the number of shares deliverable upon exercise of this Warrant) shall continue to be applicable after that event and shall be as nearly equivalent to the provisions hereof as may be practicable.

      (g) Certificate of Adjustment. Upon the occurrence of each adjustment or readjustment of the Purchase Price and/or the number of shares of Common Stock subject to this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and shall prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

4. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding. Subject to Section 13 herein, the Company will not, by amendment of its organizational documents or through any reorganization, corporate recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant against impairment. Without limiting the generality of the foregoing, the Company will not take any action which would result in the par value of Common Stock exceeding the Purchase Price.

5. NOTICES OF RECORD DATE, ETC. In the event of:

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or


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any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right (other than in connection with the Reverse Stock Split (as defined below)), or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company (other than in connection with the Reverse Stock Split (as defined below)) or any transfer of all or substantially all of the assets of the Company to or the sale, consolidation or merger of the Company with, to or into any other person, or

      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will mail or cause to be sent to the Holder, at least thirty (30) business days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or a favorable vote of stockholders if either is required. The Holder shall use its best efforts to decide whether to exercise this Warrant (if this Warrant is exercisable at such time) within ten (10) days of its receipt of such notice.

6. REGISTER; REPLACEMENT. The Company shall keep at its principal executive office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever, and neither the Company nor any Company agent shall be affected by any notice to the contrary.

      Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal executive office, the Company, at its expense, shall promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

      All warrants issued upon any registration of transfer or exchange of this Warrant shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrant surrendered upon such registration of transfer or exchange. Except as

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provided above, no service or other charge shall be imposed on the Holder for any exchange of this Warrant.

7. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of any other warrant or security of the Company exercisable for, convertible into, exchangeable for or otherwise entitling the Holder to acquire shares of Common Stock (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

8. TRANSFER OF WARRANT. This Warrant cannot be transferred in whole or in part unless: (i) such transfer is to a Permitted Transferee as such term is defined in that certain Stockholders Agreement dated as of October 25, 2002 among the Company, the Holder and the other parties named therein (the "STOCKHOLDERS AGREEMENT"), (ii) such Permitted Transferee agrees to be bound by the terms and conditions of the Stockholders Agreement, (iii) such transfer is made in connection with a concurrent transfer to the Permitted Transferee of a proportional amount of the Holder's shares of Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of those shares, provided, that if the Holder on any occasion does not transfer, in connection with a partial transfer of its Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of the Series 4-A Convertible Preferred Stock, the full portion of the Warrant that such Holder would be entitled to transfer at that time (the "UNTRANSFERRED PORTION"), the Holder shall have the right to transfer, in any subsequent transfer by such Holder of its Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of the Series 4-A Convertible Preferred Stock, the Untransferred Portion in addition to whatever portion of Warrants such Holder would otherwise be entitled to transfer in accordance with this subsection (iii) and (iv) such transfer complies with all applicable securities laws.

9. NO RIGHTS AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

10. NOTICES, ETC. All notices which are required to be given pursuant to this Warrant shall be in writing and shall be delivered by certified mail, return receipt requested, first class or air mail postage prepaid, or sent by overnight express or similarly recognized overnight delivery with receipt acknowledged or by facsimile, with a copy thereof sent by one of the other means. Notices shall be deemed to have been given at the time delivered and shall be addressed as follows or to such other address as a party may designate by proper notice hereunder.

If to Holder:                            Quilvest Asian Equity Ltd.
                                         Suite 5408
                                         Central Plaza
                                         18 Harbour Road
                                         Wanchai, Hong Kong

                                         Facsimile: (852) 2526-0238

                                         with a copy to:

                                         Address:   Jeffrey S. Wood
                                                    Debevoise & Plimpton
                                                    13/F Entertainment Building
                                                    30 Queen's Road Central
                                                    Hong Kong

                                         Facsimile: (852) 2810-9828


If to the Company:                       Vsource, Inc.
                                         16875 West Bernardo Drive, Suite 250
                                         San Diego, California  92127
                                         Attn.: CFO

                                         Facsimile: 1 (858) 618-5904

                                         with a copy to:

                                         Vsource (Asia) Ltd
                                         Unit 501, AXA Centre
                                         151 Gloucester Road, Wanchai
                                         Hong Kong
                                         Attn:  General Counsel

                                         Facsimile: (852) 2523-1344

11. SECURITIES LAWS. By acceptance of this Warrant, the Holder represents to the Company that the Holder is "accredited investor" within the meaning of Rule 501 of Regulation D adopted under the Securities Act, as presently in effect, or not a "U.S. person" within the meaning of Rule 902 adopted under the Securities Act and is acquiring the Securities in an "offshore transaction" as defined in Rule 902, that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the Warrant, and that it is an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the shares subject to this Warrant. The Holder acknowledges and agrees that this Warrant and the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be) registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder further recognizes and acknowledges that because this Warrant and the Common Stock issuable upon exercise of this Warrant are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements and that the Holder may, therefore, be required to bear the economic risk of such investment indefinitely.

12. LEGEND. Unless theretofore registered for resale under the Securities Act, each certificate for shares issued upon exercise of this Warrant shall bear the following or a similar legend, in addition to any other legends required by any agreements entered into by the Company and the Holder:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

13. CANCELLATION AND ISSUANCE OF NEW WARRANT. Notwithstanding anything to the contrary contained herein, this Warrant shall be deemed automatically cancelled if the Company completes a reverse stock split of its issued and outstanding Common Stock at an exchange ratio of twenty to one (the "REVERSE STOCK SPLIT") by filing a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split (the "REVERSE STOCK SPLIT COMPLETION DATE").

      Promptly after the Reverse Stock Split Completion Date, the Company shall send a notice of such event to the Holder, and upon receipt of such notice, the Holder shall thereafter promptly deliver the original, executed copy of this Warrant to the Company for cancellation. Upon the Company's receipt of the original, executed copy of this Warrant and in exchange therefor, the Company will cause to be issued in the name of and delivered to the Holder hereof the warrant attached hereto as Exhibit A (the "NEW WARRANT"). The issuance and delivery of the New Warrant shall constitute full and complete consideration for the cancellation of this Warrant.

      For the avoidance of doubt, the number of shares of Common Stock and per share purchase price set forth on the first page of the New Warrant shall not be adjusted as a result of the Reverse Stock Split.

      The Holder shall be deemed to become the holder of, and shall be treated for all purposes as the record holder of, the New Warrant, and such New Warrant shall be deemed to have been issued, immediately upon the Reverse Stock Split Completion Date, notwithstanding that the stock transfer books of the Company shall then be closed or that the New Warrant shall not then be actually delivered to the Holder.

      The issuance of the New Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the issuance of the New Warrant.

14. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency, and if any term is not so curable, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be constructed as if such unenforceable term had never been contained herein. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, without regard to conflict of laws principles. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized as of October 25, 2002.

                                            VSOURCE, INC.



                                            By:/s/ Dennis Smith
                                               ------------------
                                               Name: Dennis Smith

                                               Title:  Chief Financial Officer


               SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT II

                              FORM OF SUBSCRIPTION

                                  VSOURCE, INC.

                   (To be signed only on exercise of Warrant)



TO:   VSOURCE, INC.


      1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, as defined in the Warrant, of Vsource, Inc., a Delaware corporation (the "Company").

      2. The undersigned Holder is hereby paying the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $______________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company, or (iii) electing to exercise the attached Warrant for _______ shares purchasable under the Warrant pursuant to the net exercise provisions of Section 1(b) of such Warrant.

      3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned Holder.


Dated:_______________________





                                              __________________________
                                                  Signature of Holder


               SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT II

                                    EXHIBIT A

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                                              Right to Purchase [250,000] Shares
                                              of Common Stock of Vsource, Inc.


                                  VSOURCE, INC.

                          Common Stock Purchase Warrant

      VSOURCE, INC., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, [Quilvest Asian Equity Ltd.] (the "HOLDER") is entitled, subject to the terms set forth below, to purchase from the Company from time to time during the Exercise Period (as defined below) [two hundred fifty thousand (250,000)] fully paid and nonassessable shares of common stock of the Company (the "COMMON STOCK") at a purchase price per share equal to the Purchase Price, as defined herein. The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant. The initial purchase price for shares subject to this Warrant will be 01/100 Dollars (U.S.$0.01) per share (the "INITIAL PURCHASE PRICE"), and will be adjusted from time to time as provided herein. The Initial Purchase Price or, if such price has been adjusted, the price per share of Common Stock as last adjusted pursuant to the terms hereof is referred to as the "PURCHASE PRICE" herein.

      This Warrant has been issued in exchange for the cancellation of the prior warrant granted by the Company to the Holder dated October 25, 2002.

      The Exercise Period shall commence on April 1, 2005 at 9:00 a.m., Hong Kong time, and end on March 30, 2006 at 5:00 p.m., Hong Kong time, but notwithstanding anything to the contrary contained herein, this Warrant shall only be exercisable during the Exercise Period if neither of the following has occurred: (i) the Company's consolidated Adjusted EBITDA (as defined below) during any four consecutive fiscal quarters beginning with the fiscal quarter ended October 31, 2002 up to and including the fiscal quarter ended January 31, 2004 equaled or exceeded U.S.$10 million, as shown in the Company's audited financial statements for such period which shall be delivered to the Holder by April 30, 2004, or (ii) the Liquidity Date (as defined below) has occurred prior to January 31, 2005. "ADJUSTED

EBITDA" means net income or loss available to the Company's stockholders as adjusted for the following items:

      1. the addition (deduction if a net loss is available to stockholders) of interest or other funding costs whether arising on bank debt, convertible notes or other capital instruments or funding of the Company;

      2. the deduction (addition if a net loss is available to stockholders) of interest income earned on bank deposits or other liquid investments held by the Company; provided, that interest income earned by the Company on client funds in bank deposits held by the Company in connection with the Company's payroll and expense claims services shall not be deducted (or added if a net loss is available to stockholders);

      3. the addition (deduction if a net loss is available to stockholders) of taxation expense or the deduction (addition if a net loss is available to stockholders) of any tax credit;

      4. addition (deduction if a net loss is available to stockholders) of depreciation of property and equipment or other fixed assets used by the Company, including, for the prevention of doubt, any impairment charges against the carrying value of such assets;

      5. the addition (deduction if a net loss is available to stockholders) of amortization of intangible assets including goodwill and, for the prevention of doubt, any impairment charges against the carrying value of such assets;

      6. the addition (deduction if a net loss is available to stockholders) of any extraordinary loss and the deduction (addition if a net loss is available to stockholders) of any extraordinary gain;

      7. the addition (deduction if a net loss is available to stockholders) of any beneficial conversion feature expense;

      8. the addition (deduction if a net loss is available to stockholders) of any loss arising on the extinguishment or conversion of any loan, debt, warrant or other capital instrument of the Company and the deduction (addition if a net loss is available to stockholders) of any gain arising on the extinguishment or conversion of any loan, debt, warrant or capital instrument of the Company;

      9. the addition (deduction if a net loss is available to stockholders) of any non-cash stock-based compensation expense arising from any stock or option grant made prior to October 25, 2002, up to U.S.$220,000;

      10. the addition (deduction if a net loss is available to stockholders) of any unrealized loss arising from the translation of foreign currency into U.S. dollars and the deduction (addition if a net loss is available to stockholders) of any unrealized gain arising from the translation of foreign currency into U.S. dollars; and

      11. the addition (deduction if a net loss is available to stockholders) of any non-cash loss or expense recognized in the accounts of the Company to the extent not already taken into account in one of the above adjustments and the deduction (addition if a net loss is available to stockholders) of any non-cash gain recognized in the accounts of the Company to the extent not already taken into account in one of the above adjustments; provided, that any non-cash stock-based compensation expense arising from any stock or option grant made after October 25, 2002 shall not be added (or deducted if a net loss is available). A "non-cash" loss or expense is an expense or loss recognized in the accounts of the Company in accordance with United States generally accepted accounting principles ("US GAAP") but which is not required to be settled or paid in cash, and a "non-cash" gain is a gain recognized in the accounts of the Company in accordance with US GAAP but for which the Company will not receive cash.

"LIQUIDITY DATE" means the earliest to occur of: (i) the date of registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the U.S. Securities and Exchange Commission or, in connection with a Qualifying Offering (as defined below) on an Authorized Exchange (as defined below) in a jurisdiction other than the United States, any registration, qualification or completion of any procedure in compliance with the applicable securities laws of such non-U.S. jurisdiction undertaken or made to permit the unrestricted, lawful distribution or resale of securities to members of the general public therein, of any of the Common Stock issuable upon conversion of the Series 4-A Convertible Preferred Stock held by the Holder (the "CONVERSION SHARES") following, or in conjunction with, the completion of a Qualifying Offering (as defined below); (ii) the date on which the Holder is able to publicly sell all of its issued or issuable Conversion Shares pursuant to an effective registration statement covering such shares or in any three month period pursuant to Rule 144, provided that a Qualifying Offering has occurred; (iii) the date of the closing of a Qualifying Sale (as defined below); and (iv) the date of the closing of a sale of all or substantially all of the assets of the Company for consideration that results in distributions per share to the Share Purchasers of proceeds from such sale equivalent to the consideration that would be received in a Qualifying Sale.

"QUALIFYING OFFERING" means a firm commitment public offering, underwritten by an internationally reputable investment bank selected by the Company's Board of Directors, of the Company's Common Stock on an internationally recognized exchange or quotation system, which exchange or quotation system shall have a minimum market capitalization, based on the market value of all of the securities listed thereon, of US$50,000,000,000, as quoted and reported within the EMTK Function of Bloomberg Financial Markets or if not so quoted, based upon statistics made publicly available on such exchange, or if such statistics are not available, based upon the reasonable discretion of the Company's Board of Directors (an "AUTHORIZED EXCHANGE") pursuant to an effective registration statement under the Securities Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act) or, in connection with a Qualifying

Offering on an Authorized Exchange in a jurisdiction other than the United States, pursuant to any registration, qualification or completion of any procedure in compliance with the applicable securities laws and exchange rules of such non-U.S. jurisdiction undertaken or made to permit the unrestricted, lawful distribution or resale of securities to members of the general public therein, the public offering price per share (the "OFFERING PRICE") of which is not less than the price that would yield an IRR (as defined below) of thirty percent (30%) to the persons who on October 25, 2002 purchased shares of Series 4-A Convertible Preferred Stock for cash consideration (such persons being referred to herein as the "SHARE PURCHASERS" and such price being referred to herein as the "30% IRR PRICE") and in which the aggregate net proceeds (after deductions of underwriters' commissions and offering expenses) to the Company exceed US$20,000,000 (or the equivalent in the applicable currency).

"IRR" means the discount rate that would make the present value of a stream of Payments (as defined below) and Receipts (as defined below) equal zero where:

      (i) cash payments (the "PAYMENTS") are:

            (a) the purchase consideration paid by the Share Purchasers to the Company for Series 4-A Convertible Preferred Stock purchased on October 25, 2002;

            (b) the purchase consideration paid by the Share Purchasers to the Company, if any, for Series 4-A Convertible Preferred Stock purchased after October 25, 2002 pursuant to the Series 4-A Convertible Preferred Stock Purchase Agreement dated as of October 23, 2002 by and among the Company, the Share Purchasers and the other investors named therein; and

            (c) the purchase consideration paid by the Share Purchasers to the Company, if any, for Common Stock issued upon exercise of warrants which were issued in connection with the Series 4-A Convertible Preferred Stock, including this Warrant (the "WARRANT SHARES"); and

      (ii) amounts received (the "RECEIPTS") are:

            (a) dividend distributions and other cash payments, if any, received by the Share Purchasers from the Company in respect of: (1) the Series 4-A Convertible Preferred Stock and Warrant Shares and (2) any securities received by the Share Purchasers in respect of the Series 4-A Convertible Preferred Stock or Warrant Shares without additional consideration paid by the Share Purchasers; and

            (b) the value of Series 4-A Convertible Preferred Stock, Warrant Shares and any securities received by the Share Purchasers in respect of the Series 4-A Convertible Preferred Stock or Warrant Shares without additional consideration paid by the Share Purchasers held by the Share Purchasers on the Liquidity Date determined as (1) the aggregate value of the Series 4-A Convertible Preferred Stock and Warrant Shares and such securities held by the Share Purchasers on the Liquidity Date in the case of a Qualifying Offering

(determined as the offering price to the public per share of Common Stock times the number of Warrant Shares and the number of issued or issuable Conversion Shares); (2) the aggregate purchase price of the Series 4-A Convertible Preferred Stock, Warrant Shares and/or such securities on the Liquidity Date in the case of a Qualifying Sale; or (3) the proceeds distributable to the Share Purchasers on the Liquidity Date in the case of a sale of assets; and

      (iii) the first date in the measurement of the present value will be October 25, 2002 and the last date will be the Liquidity Date.

"QUALIFYING SALE" means a sale of more than fifty percent (50%) of the Company's Common Stock on a fully diluted basis (assuming full conversion and exercise of all outstanding convertible, exchangeable and exercisable securities, including, without limitation, securities granted under any employee share option plan which have vested) for a purchase price per share at least equal to the 30% IRR Price, provided however, that in the event the purchase price for such securities is payable in marketable securities, such marketable securities shall be valued at the average of the daily closing prices of such marketable securities over the 180 consecutive trading days immediately preceding (and not including) the date such marketable securities are received, and provided further, that such purchase price is payable in full at the closing in cash or marketable securities.

1.    EXERCISE OF WARRANT.

      (a) At any time during the Exercise Period, this Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time by surrender of this Warrant and the subscription form annexed hereto (duly executed by the Holder), to the Company, and by making payment in cash or by certified check, wire transfer or any combination thereof, in the amount obtained by multiplying (i) the number of shares of Common Stock designated by the Holder in the subscription form by (ii) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant may still be exercised.

      (b) At any time during the Exercise Period, in lieu of exercising this Warrant as provided above, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the subscription form attached hereto indicating such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                                   Y (A - B)
                                   ---------
                              X =      A

Where:            X =   The number of shares of Common Stock to be issued to the
                        Holder pursuant to this net exercise;

                  Y = The number of shares of Common Stock designated by the Holder in the subscription form;

                  A = The then fair market value of one share of Common Stock as of the date the election is made;

                  B = The Purchase Price (as adjusted to the date of the election).

For purposes of this Section 1(b), the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market or SmallCap System, the value shall be deemed to be the lower of the average of the closing bid price of the securities on such exchange over the five (5) day period ending three (3) days prior to the net exercise election and the closing bid price of the securities on such exchange on the trading day ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the lower of the average of the closing price over the five (5) day period ending three (3) days prior to the net exercise and the closing bid price on the trading day ending three (3) days prior to the net exercise election; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, the Company will cause to be issued in the name of and delivered to the Holder hereof a certificate for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value as determined pursuant to
Section 1(b) above of one full share, together with any other stock or other securities or property (including cash, where applicable) to which the Holder is entitled upon such exercise. "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3.

      The Holder shall be deemed to become the holder of, and shall be treated for all purposes as the record holder of, the Common Stock represented by such certificate, and such Common Stock shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and notice of exercise are presented and payment made for such Common Stock, notwithstanding that the stock transfer books of the Company shall then be closed or that such certificates shall not then be actually delivered to the Holder.

      The issuance of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Common Stock. The Company shall pay all expenses in connection with, and all taxes (other than stock transfer, income, capital gain or similar taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant and the related Common Stock to the Holder.

3.    ADJUSTMENT.

      (a) Initial Purchase Price; Subsequent Adjustment of Price and Number of Purchasable Shares. The Initial Purchase Price will be adjusted from time to time as provided below; provided that, as set forth in and subject to Section 4, in no event shall the Purchase Price per share be adjusted to a price which is less than the par value of the Common Stock at such time. Upon each adjustment of the Purchase Price, the Holder will thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately before such adjustment by the number of shares of Common Stock purchasable pursuant to this Warrant immediately before such adjustment and dividing the product by the Purchase Price resulting from such adjustment.

      (b) Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the date of this Warrant effects a subdivision of the outstanding Common Stock, by stock split or otherwise, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased; and, conversely, if the Company at any time or from time to time after the date of this Warrant combines the outstanding shares of Common Stock, by reverse stock split or otherwise, the Purchase Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 3(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

      (c) Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the date of this Warrant either makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and (2) the denominator of which shall be (i) the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus (ii) the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date or date fixed therefor and thereafter the Purchase Price shall be adjusted pursuant to this Section 3(c) as of the time of actual payment of such dividend or distribution. For purposes of the foregoing formula, "the total number of shares of Common Stock issued and outstanding" on a particular date shall include shares of Common Stock issuable upon conversion of stock or securities convertible into Common Stock and the exercise of warrants, options or rights for the purchase of Common Stock (or stock or securities convertible into Common Stock) which are outstanding on such date.

      (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event, provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which it would have received had this Warrant been converted into Common Stock as of the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the Holder.

      (e) Adjustment for Recapitalization, Reclassification, or Exchange. If the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or other exchange (other than a subdivision or combination of shares, or a stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section
3), then and in any such event the Holder shall have the right thereafter to exercise this Warrant to purchase the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other exchange by holders of the number of shares of Common Stock which might have been purchased under this Warrant immediately prior to such recapitalization, reclassification or other exchange, all subject to further adjustment as provided herein.

      (f) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision or combination of shares or a stock dividend or a recapitalization, reclassification or other exchange of shares, provided for elsewhere in this Section 3) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such capital reorganization, merger, consolidation or sale, to which a holder of the number of shares of Common Stock deliverable upon such exercise would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder after the capital reorganization, merger, consolidation or sale to the end that the provisions of this Section 3 (including the number of shares deliverable upon exercise of this Warrant) shall continue to be applicable after that event and shall be as nearly equivalent to the provisions hereof as may be practicable.

      (g) Certificate of Adjustment. Upon the occurrence of each adjustment or readjustment of the Purchase Price and/or the number of shares of Common Stock subject to this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and shall prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

4. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding. The Company will not, by amendment of its organizational documents or through any reorganization, corporate recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant against impairment. Without limiting the generality of the foregoing, the Company will not take any action which would result in the par value of Common Stock exceeding the Purchase Price.

5. NOTICES OF RECORD DATE, ETC. In the event of:

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or the sale, consolidation or merger of the Company with, to or into any other person, or

      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will mail or cause to be sent to the Holder, at least thirty (30) business days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or a favorable vote of stockholders if either is required. The Holder shall use its best efforts to decide whether to exercise this Warrant (if this Warrant is exercisable at such time) within ten (10) days of its receipt of such notice.

6. REGISTER; REPLACEMENT. The Company shall keep at its principal executive office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever, and neither the Company nor any Company agent shall be affected by any notice to the contrary.

      Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal executive office, the Company, at its expense, shall promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

      All warrants issued upon any registration of transfer or exchange of this Warrant shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrant surrendered upon such registration of transfer or exchange. Except as provided above, no service or other charge shall be imposed on the Holder for any exchange of this Warrant.

7. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of any other warrant or security of the Company exercisable for, convertible into, exchangeable for or otherwise entitling the Holder to acquire shares of Common Stock (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

8. TRANSFER OF WARRANT. This Warrant cannot be transferred in whole or in part unless: (i) such transfer is to a Permitted Transferee as such term is defined in that certain Stockholders Agreement dated as of October 25, 2002 among the Company, the Holder and the other parties named therein (the "STOCKHOLDERS AGREEMENT"), (ii) such Permitted Transferee agrees to be bound by the terms and conditions of the Stockholders Agreement, (iii) such transfer is made in connection with a concurrent transfer to the Permitted Transferee of a proportional amount of the Holder's shares of Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of those shares, provided, that if the Holder on any occasion does not transfer, in connection with a partial transfer of its Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of the Series 4-A Convertible Preferred Stock, the full portion of the Warrant that such Holder would be entitled to transfer at that time (the "UNTRANSFERRED PORTION"), the Holder shall have the right to transfer, in any subsequent transfer by such Holder of its Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of the Series 4-A Convertible Preferred Stock, the Untransferred Portion in addition to whatever portion of Warrants such Holder would otherwise be entitled to transfer in accordance with this subsection (iii) and (iv) such transfer complies with all applicable securities laws.

9. NO RIGHTS AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

10. NOTICES, ETC. All notices which are required to be given pursuant to this Warrant shall be in writing and shall be delivered by certified mail, return receipt requested, first class or air mail postage prepaid, or sent by overnight express or similarly recognized overnight delivery with receipt acknowledged or by facsimile, with a copy thereof sent by one of the other means. Notices shall be deemed to have been given at the time delivered and shall be addressed as follows or to such other address as a party may designate by proper notice hereunder.

If to Holder:                           Quilvest Asian Equity Ltd.
                                        Suite 5408
                                        Central Plaza
                                        18 Harbour Road
                                        Wanchai, Hong Kong

                                        Facsimile: (852) 2526-0238

                                        with a copy to:

                                        Address:    Jeffrey S. Wood
                                                    Debevoise & Plimpton
                                                    13/F Entertainment Building
                                                    30 Queen's Road Central
                                                    Hong Kong

                                        Facsimile:  (852) 2810-9828

If to the Company:                      Vsource, Inc.
                                        16875 West Bernardo Drive, Suite 250
                                        San Diego, California  92127
                                        Attn.: CFO

                                        Facsimile:  1 (858) 618-5904

                                        with a copy to:

                                        Vsource (Asia) Ltd
                                        Unit 501, AXA Centre
                                        151 Gloucester Road, Wanchai
                                        Hong Kong
                                        Attn: General Counsel

                                        Facsimile: (852) 2523-1344

11. SECURITIES LAWS. By acceptance of this Warrant, the Holder represents to the Company that the Holder is "accredited investor" within the meaning of Rule 501 of Regulation D adopted under the Securities Act, as presently in effect, or not a "U.S. person" within the meaning of Rule 902 adopted under the Securities Act and is acquiring the Securities in an "offshore transaction" as defined in Rule 902, that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the Warrant, and that it is an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the shares subject to this Warrant. The Holder acknowledges and agrees that this Warrant and the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be) registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder further recognizes and acknowledges that because this Warrant and the Common Stock issuable upon exercise of this Warrant are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements and that the Holder may, therefore, be required to bear the economic risk of such investment indefinitely.

12. LEGEND. Unless theretofore registered for resale under the Securities Act, each certificate for shares issued upon exercise of this Warrant shall bear the following or a similar legend, in addition to any other legends required by any agreements entered into by the Company and the Holder:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL

      SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

13. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency, and if any term is not so curable, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be constructed as if such unenforceable term had never been contained herein. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, without regard to conflict of laws principles. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized as of [ ], 2002.

                                            VSOURCE, INC.



                                            By:________________________________
                                                Name:

                                                Title:

                              FORM OF SUBSCRIPTION

                                  VSOURCE, INC.

                   (To be signed only on exercise of Warrant)



TO:   VSOURCE, INC.


      4. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, as defined in the Warrant, of Vsource, Inc., a Delaware corporation (the "Company").

      5. The undersigned Holder is hereby paying the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $______________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company, or (iii) electing to exercise the attached Warrant for _______ shares purchasable under the Warrant pursuant to the net exercise provisions of Section 1(b) of such Warrant.

      6. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned Holder.


Dated:_______________________





                                              ___________________________
                                                  Signature of Holder

                                                                  EXECUTION COPY

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                                           Right to Purchase 20,000,000 Shares
                                           of Common Stock of Vsource, Inc.

                                  VSOURCE, INC.

                        Common Stock Purchase Warrant

      VSOURCE, INC., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, Capital International Asia CDPQ Inc., a company established under the laws of the Province of Quebec, Canada (the "HOLDER") is entitled, subject to the terms set forth below, to purchase from the Company from time to time during the Exercise Period (as defined below) twenty million (20,000,000) fully paid and nonassessable shares of common stock of the Company (the "COMMON STOCK") at a purchase price per share equal to the Purchase Price, as defined herein. The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant. The initial purchase price for shares subject to this Warrant will be 01/100 Dollars (U.S.$0.01) per share (the "INITIAL PURCHASE PRICE"), and will be adjusted from time to time as provided herein. The Initial Purchase Price or, if such price has been adjusted, the price per share of Common Stock as last adjusted pursuant to the terms hereof is referred to as the "PURCHASE PRICE" herein.

      The Exercise Period shall commence on April 1, 2003 at 9:00 a.m., Hong Kong time, and end on March 30, 2006 at 5:00 p.m., Hong Kong time, but notwithstanding anything to the contrary contained herein, this Warrant shall only be exercisable during the Exercise Period if the Liquidity Date (as defined below) has not occurred prior to March 30, 2003.

      "LIQUIDITY DATE" means the earliest to occur of: (i) the date of registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the U.S. Securities and Exchange Commission or, in connection with a Qualifying Offering (as defined below) on an Authorized Exchange (as defined below) in a jurisdiction other than the United States, any registration, qualification or completion of any procedure in compliance with the applicable securities laws of such non-U.S. jurisdiction undertaken or made to permit the unrestricted, lawful distribution or resale of securities to members of the general public therein, of any of the Common Stock issuable upon conversion of the Series 4-A Convertible Preferred Stock held by the Holder (the "CONVERSION SHARES") following, or in conjunction with, the completion of a Qualifying Offering (as defined below); (ii) the date on which the Holder is able to publicly sell all of its issued or issuable Conversion Shares pursuant to an effective registration statement covering such shares or in any three month period pursuant to Rule 144, provided that a Qualifying Offering has occurred; (iii) the date of the closing of a Qualifying Sale (as defined below); and (iv) the date of the closing of a sale of all or substantially all of the assets of the Company for consideration that results in distributions per share to the Share Purchasers of proceeds from such sale equivalent to the consideration that would be received in a Qualifying Sale.

      "QUALIFYING OFFERING" means a firm commitment public offering, underwritten by an internationally reputable investment bank selected by the Company's Board of Directors, of the Company's Common Stock on an internationally recognized exchange or quotation system, which exchange or quotation system shall have a minimum market capitalization, based on the market value of all of the securities listed thereon, of US$50,000,000,000, as quoted and reported within the EMTK Function of Bloomberg Financial Markets or if not so quoted, based upon statistics made publicly available on such exchange, or if such statistics are not available, based upon the reasonable discretion of the Company's Board of Directors (an "AUTHORIZED EXCHANGE") pursuant to an effective registration statement under the Securities Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act) or, in connection with a Qualifying Offering on an Authorized Exchange in a jurisdiction other than the United States, pursuant to any registration, qualification or completion of any procedure in compliance with the applicable securities laws and exchange rules of such non-U.S. jurisdiction undertaken or made to permit the unrestricted, lawful distribution or resale of securities to members of the general public therein, the public offering price per share (the "OFFERING PRICE") of which is not less than the price that would yield an IRR (as defined below) of thirty percent (30%) to the persons who on October 25, 2002 purchased shares of Series 4-A Convertible Preferred Stock for cash consideration (such persons being referred to herein as the "SHARE PURCHASERS" and such price being referred to herein as the "30% IRR PRICE") and in which the aggregate net proceeds (after deductions of underwriters' commissions and offering expenses) to the Company exceed US$20,000,000 (or the equivalent in the applicable currency).

      "IRR" means the discount rate that would make the present value of a stream of Payments (as defined below) and Receipts (as defined below) equal zero where:

      (i)   cash payments (the "PAYMENTS") are:

            (a) the purchase consideration paid by the Share Purchasers to the Company for Series 4-A Convertible Preferred Stock purchased on October 25, 2002;

            (b) the purchase consideration paid by the Share Purchasers to the Company, if any, for Series 4-A Convertible Preferred Stock purchased after October 25, 2002 pursuant to the Series 4-A Convertible Preferred Stock Purchase Agreement dated as of

October 23, 2002 by and among the Company, the Share Purchasers and the other investors named therein; and

            (c) the purchase consideration paid by the Share Purchasers to the Company, if any, for Common Stock issued upon exercise of warrants which were issued in connection with the Series 4-A Convertible Preferred Stock, including this Warrant (the "WARRANT SHARES"); and

      (ii)  amounts received (the "RECEIPTS") are:

            (a) dividend distributions and other cash payments, if any, received by the Share Purchasers from the Company in respect of: (1) the Series 4-A Convertible Preferred Stock and Warrant Shares and (2) any securities received by the Share Purchasers in respect of the Series 4-A Convertible Preferred Stock or Warrant Shares without additional consideration paid by the Share Purchasers; and

            (b) the value of Series 4-A Convertible Preferred Stock, Warrant Shares and any securities received by the Share Purchasers in respect of the Series 4-A Convertible Preferred Stock or Warrant Shares without additional consideration paid by the Share Purchasers held by the Share Purchasers on the Liquidity Date determined as (1) the aggregate value of the Series 4-A Convertible Preferred Stock and Warrant Shares and such securities held by the Share Purchasers on the Liquidity Date in the case of a Qualifying Offering (determined as the offering price to the public per share of Common Stock times the number of Warrant Shares and the number of issued or issuable Conversion Shares); (2) the aggregate purchase price of the Series 4-A Convertible Preferred Stock, Warrant Shares and/or such securities on the Liquidity Date in the case of a Qualifying Sale; or (3) the proceeds distributable to the Share Purchasers on the Liquidity Date in the case of a sale of assets; and

      (iii) the first date in the measurement of the present value will be October 25, 2002 and the last date will be the Liquidity Date.

      "QUALIFYING SALE" means a sale of more than fifty percent (50%) of the Company's Common Stock on a fully diluted basis (assuming full conversion and exercise of all outstanding convertible, exchangeable and exercisable securities, including, without limitation, securities granted under any employee share option plan which have vested) for a purchase price per share at least equal to the 30% IRR Price, provided however, that in the event the purchase price for such securities is payable in marketable securities, such marketable securities shall be valued at the average of the daily closing prices of such marketable securities over the 180 consecutive trading days immediately preceding (and not including) the date such marketable securities are received, and provided further, that such purchase price is payable in full at the closing in cash or marketable securities.

1.    EXERCISE OF WARRANT.

      (a) At any time during the Exercise Period, this Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time by surrender of this Warrant and the subscription form annexed hereto (duly executed by the Holder), to the Company, and by making payment in cash or by certified check, wire transfer or any combination thereof, in the amount obtained by multiplying (i) the number of shares of Common Stock designated by the Holder in the subscription form by (ii) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant may still be exercised.

      (b) At any time during the Exercise Period, in lieu of exercising this Warrant as provided above, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the subscription form attached hereto indicating such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                                    Y (A - B)
                                    ---------
                                      X = A

      Where:      X = The number of shares of Common Stock to be issued to the
                      Holder pursuant to this net exercise;

                  Y = The number of shares of Common Stock designated by the
                      Holder in the subscription form;

                  A = The then fair market value of one share of Common Stock as of the date the election is made;

                  B = The Purchase Price (as adjusted to the date of the
                      election).

      For purposes of this Section 1(b), the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market or SmallCap System, the value shall be deemed to be the lower of the average of the closing bid price of the securities on such exchange over the five (5) day period ending three (3) days prior to the net exercise election and the closing bid price of the securities on such exchange on the trading day ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the lower of the average of the closing price over the five (5) day period ending three (3) days prior to the net exercise and the closing bid price on the trading day ending three (3) days prior to the net exercise election; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, the Company will cause to be issued in the name of and delivered to the Holder hereof a certificate for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value as determined pursuant to Section 1(b) above of one full share, together with any other stock or other securities or property (including cash, where applicable) to which the Holder is entitled upon such exercise. "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3.

      The Holder shall be deemed to become the holder of, and shall be treated for all purposes as the record holder of, the Common Stock represented by such certificate, and such Common Stock shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and notice of exercise are presented and payment made for such Common Stock, notwithstanding that the stock transfer books of the Company shall then be closed or that such certificates shall not then be actually delivered to the Holder.

      The issuance of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Common Stock. The Company shall pay all expenses in connection with, and all taxes (other than stock transfer, income, capital gain or similar taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant and the related Common Stock to the Holder.

3.    ADJUSTMENT.

      (a) Initial Purchase Price; Subsequent Adjustment of Price and Number of Purchasable Shares. The Initial Purchase Price will be adjusted from time to time as provided below; provided that, as set forth in and subject to Section 4, in no event shall the Purchase Price per share be adjusted to a price which is less than the par value of the Common Stock at such time. Upon each adjustment of the Purchase Price, the Holder will thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately before such adjustment by the number of shares of Common Stock purchasable pursuant to this Warrant immediately before such adjustment and dividing the product by the Purchase Price resulting from such adjustment.

      (b) Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the date of this Warrant effects a subdivision of the outstanding Common Stock, by stock split or otherwise, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased; and, conversely, if the Company at any time or from time to time after the date of this Warrant combines the outstanding shares of Common Stock, by reverse stock split or otherwise, the Purchase Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 3(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

      (c) Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the date of this Warrant either makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and (2) the denominator of which shall be (i) the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus (ii) the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date or date fixed therefor and thereafter the Purchase Price shall be adjusted pursuant to this Section 3(c) as of the time of actual payment of such dividend or distribution. For purposes of the foregoing formula, "the total number of shares of Common Stock issued and outstanding" on a particular date shall include shares of Common Stock issuable upon conversion of stock or securities convertible into Common Stock and the exercise of warrants, options or rights for the purchase of Common Stock (or stock or securities convertible into Common Stock) which are outstanding on such date.

      (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event, provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which it would have received had this Warrant been converted into Common Stock as of the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the Holder.

      (e) Adjustment for Recapitalization, Reclassification, or Exchange. If the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or other exchange (other than a subdivision or combination of shares, or a stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section
3), then and in any such event the Holder shall have the right thereafter to exercise this Warrant to purchase the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other exchange by holders of the number of shares of Common Stock which might have been purchased under this Warrant immediately prior to such recapitalization, reclassification or other exchange, all subject to further adjustment as provided herein.

      (f) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision or combination of shares or a stock dividend or a recapitalization, reclassification or other exchange of shares, provided for elsewhere in this Section 3) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such capital reorganization, merger, consolidation or sale, to which a holder of the number of shares of Common Stock deliverable upon such exercise would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder after the capital reorganization, merger, consolidation or sale to the end that the provisions of this Section 3 (including the number of shares deliverable upon exercise of this Warrant) shall continue to be applicable after that event and shall be as nearly equivalent to the provisions hereof as may be practicable.

      (g) Certificate of Adjustment. Upon the occurrence of each adjustment or readjustment of the Purchase Price and/or the number of shares of Common Stock subject to this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and shall prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

4. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding. Subject to Section 13 herein, the Company will not, by amendment of its organizational documents or through any reorganization, corporate recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant against impairment. Without limiting the generality of the foregoing, the Company will not take any action which would result in the par value of Common Stock exceeding the Purchase Price.

5.    NOTICES OF RECORD DATE, ETC. In the event of:

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right (other than in connection with the Reverse Stock Split (as defined below)), or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company (other than in connection with the Reverse Stock Split (as defined below)) or any transfer of all or substantially all of the assets of the Company to or the sale, consolidation or merger of the Company with, to or into any other person, or

      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

      then and in each such event the Company will mail or cause to be sent to the Holder, at least thirty (30) business days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or a favorable vote of stockholders if either is required. The Holder shall use its best efforts to decide whether to exercise this Warrant (if this Warrant is exercisable at such time) within ten (10) days of its receipt of such notice.

6. REGISTER; REPLACEMENT. The Company shall keep at its principal executive office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever, and neither the Company nor any Company agent shall be affected by any notice to the contrary.

      Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal executive office, the Company, at its expense, shall promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

      All warrants issued upon any registration of transfer or exchange of this Warrant shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrant surrendered upon such registration of transfer or exchange. Except as provided above, no service or other charge shall be imposed on the Holder for any exchange of this Warrant.

7. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of any other warrant or security of the Company exercisable for, convertible into, exchangeable for or otherwise entitling the Holder to acquire shares of Common Stock (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

8. TRANSFER OF WARRANT. This Warrant cannot be transferred in whole or in part unless: (i) such transfer is to a Permitted Transferee as such term is defined in that certain Stockholders Agreement dated as of October 25, 2002 among the Company, the Holder and the other parties named therein (the "STOCKHOLDERS AGREEMENT"), (ii) such Permitted Transferee agrees to be bound by the terms and conditions of the Stockholders Agreement, (iii) such transfer is made in connection with a concurrent transfer to the Permitted Transferee of a proportional amount of the Holder's shares of Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of those shares, provided, that if the Holder on any occasion does not transfer, in connection with a partial transfer of its Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of the Series 4-A Convertible Preferred Stock, the full portion of the Warrant that such Holder would be entitled to transfer at that time (the "UNTRANSFERRED PORTION"), the Holder shall have the right to transfer, in any subsequent transfer by such Holder of its Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of the Series 4-A Convertible Preferred Stock, the Untransferred Portion in addition to whatever portion of Warrants such Holder would otherwise be entitled to transfer in accordance with this subsection (iii) and (iv) such transfer complies with all applicable securities laws.

9. NO RIGHTS AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

10. NOTICES, ETC. All notices which are required to be given pursuant to this Warrant shall be in writing and shall be delivered by certified mail, return receipt requested, first class or air mail postage prepaid, or sent by overnight express or similarly recognized overnight delivery with receipt acknowledged or by facsimile, with a copy thereof sent by one of the other means. Notices shall be deemed to have been given at the time delivered and shall be addressed as follows or to such other address as a party may designate by proper notice hereunder.

If to Holder:                     Capital International Asia CDPQ Inc.
                                  1155 Rene-Levesque Blvd. West
                                  Suite 4000
                                  Montreal, Canada
                                  H3B 3V2

                                  Facsimile:  c/o CDP Asia Investments, Inc
                                            (852) 2877-3830

                                  with a copy to:

                                  Jeffrey S. Wood
                                  Debevoise & Plimpton
                                  13/F Entertainment Building
                                  30 Queen's Road Central
                                  Hong Kong

                                  Facsimile:  (852) 2810-9828


If to the Company:                Vsource, Inc.
                                  16875 West Bernardo Drive, Suite 250
                                  San Diego, California  92127
                                  Attn.:  CFO

                                  Facsimile:  1 (858) 618-5904

                                  with a copy to:

                                  Vsource (Asia) Ltd
                                  Unit 501, AXA Centre
                                  151 Gloucester Road, Wanchai
                                  Hong Kong
                                  Attn:  General Counsel

                                  Facsimile:  (852) 2523-1344

11. SECURITIES LAWS. By acceptance of this Warrant, the Holder represents to the Company that the Holder is "accredited investor" within the meaning of Rule 501 of Regulation D adopted under the Securities Act, as presently in effect, or not a "U.S. person" within the meaning of Rule 902 adopted under the Securities Act and is acquiring the Securities in an "offshore transaction" as defined in Rule 902, that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the

Warrant, and that it is an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the shares subject to this Warrant. The Holder acknowledges and agrees that this Warrant and the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be) registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder further recognizes and acknowledges that because this Warrant and the Common Stock issuable upon exercise of this Warrant are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements and that the Holder may, therefore, be required to bear the economic risk of such investment indefinitely.

12. LEGEND. Unless theretofore registered for resale under the Securities Act, each certificate for shares issued upon exercise of this Warrant shall bear the following or a similar legend, in addition to any other legends required by any agreements entered into by the Company and the Holder:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

13. CANCELLATION AND ISSUANCE OF NEW WARRANT. Notwithstanding anything to the contrary contained herein, this Warrant shall be deemed automatically cancelled if the Company completes a reverse stock split of its issued and outstanding Common Stock at an exchange ratio of twenty to one (the "REVERSE STOCK SPLIT") by filing a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split (the "REVERSE STOCK SPLIT COMPLETION DATE").

      Promptly after the Reverse Stock Split Completion Date, the Company shall send a notice of such event to the Holder, and upon receipt of such notice, the Holder shall thereafter promptly deliver the original, executed copy of this Warrant to the Company for cancellation. Upon the Company's receipt of the original, executed copy of this Warrant and in exchange therefor, the Company will cause to be issued in the name of and delivered to the Holder hereof the warrant attached hereto as Exhibit A (the "NEW WARRANT"). The issuance and delivery of the New Warrant shall constitute full and complete consideration for the cancellation of this Warrant.

      For the avoidance of doubt, the number of shares of Common Stock and per share purchase price set forth on the first page of the New Warrant shall not be adjusted as a result of the Reverse Stock Split.

      The Holder shall be deemed to become the holder of, and shall be treated for all purposes as the record holder of, the New Warrant, and such New Warrant shall be deemed to have been issued, immediately upon the Reverse Stock Split Completion Date, notwithstanding that the stock transfer books of the Company shall then be closed or that the New Warrant shall not then be actually delivered to the Holder.

      The issuance of the New Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the issuance of the New Warrant.

14. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency, and if any term is not so curable, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be constructed as if such unenforceable term had never been contained herein. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, without regard to conflict of laws principles. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized as of October 25, 2002.

                              VSOURCE, INC.



                              By: /s/  Dennis Smith
                                  ----------------------------------------
                                    Name:  Dennis Smith

                                    Title:  Chief Financial Officer


                 SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT

                            FORM OF SUBSCRIPTION

                                VSOURCE, INC.

                 (To be signed only on exercise of Warrant)



TO:   VSOURCE, INC.


      1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, as defined in the Warrant, of Vsource, Inc., a Delaware corporation (the "Company").

      2. The undersigned Holder is hereby paying the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $______________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company, or (iii) electing to exercise the attached Warrant for _______ shares purchasable under the Warrant pursuant to the net exercise provisions of Section 1(b) of such Warrant.

      3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned Holder.

Dated:_______________________



                                    _______________________________________
                                            Signature of Holder


                 SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT

                                    EXHIBIT A

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                                          Right to Purchase [1,000,000] Shares
                                          of Common Stock of Vsource, Inc.

                                  VSOURCE, INC.

                        Common Stock Purchase Warrant

      VSOURCE, INC., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, [Capital International Asia CDPQ Inc.] (the "HOLDER") is entitled, subject to the terms set forth below, to purchase from the Company from time to time during the Exercise Period (as defined below) [one million (1,000,000)] fully paid and nonassessable shares of common stock of the Company (the "COMMON STOCK") at a purchase price per share equal to the Purchase Price, as defined herein. The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant. The initial purchase price for shares subject to this Warrant will be 01/100 Dollars (U.S.$0.01) per share (the "INITIAL PURCHASE PRICE"), and will be adjusted from time to time as provided herein. The Initial Purchase Price or, if such price has been adjusted, the price per share of Common Stock as last adjusted pursuant to the terms hereof is referred to as the "PURCHASE PRICE" herein.

      This Warrant has been issued in exchange for the cancellation of the prior warrant granted by the Company to the Holder dated October 25, 2002.

      The Exercise Period shall commence on April 1, 2005 at 9:00 a.m., Hong Kong time, and end on March 30, 2006 at 5:00 p.m., Hong Kong time, but notwithstanding anything to the contrary contained herein, this Warrant shall only be exercisable during the Exercise Period if neither of the following has occurred: (i) the Company's consolidated Adjusted EBITDA (as defined below) during any four consecutive fiscal quarters beginning with the fiscal quarter ended October 31, 2002 up to and including the fiscal quarter ended January 31, 2004 equaled or exceeded U.S.$10 million, as shown in the Company's audited financial statements for such period which shall be delivered to the Holder by April 30, 2004, or (ii) the Liquidity Date (as defined below) has occurred prior to January 31, 2005. "ADJUSTED EBITDA" means net income or loss available to the Company's stockholders as adjusted for the following items:

      1. the addition (deduction if a net loss is available to stockholders) of interest or other funding costs whether arising on bank debt, convertible notes or other capital instruments or funding of the Company;

      2. the deduction (addition if a net loss is available to stockholders) of interest income earned on bank deposits or other liquid investments held by the Company; provided, that interest income earned by the Company on client funds in bank deposits held by the Company in connection with the Company's payroll and expense claims services shall not be deducted (or added if a net loss is available to stockholders);

      3. the addition (deduction if a net loss is available to stockholders) of taxation expense or the deduction (addition if a net loss is available to stockholders) of any tax credit;

      4. addition (deduction if a net loss is available to stockholders) of depreciation of property and equipment or other fixed assets used by the Company, including, for the prevention of doubt, any impairment charges against the carrying value of such assets;

      5. the addition (deduction if a net loss is available to stockholders) of amortization of intangible assets including goodwill and, for the prevention of doubt, any impairment charges against the carrying value of such assets;

      6. the addition (deduction if a net loss is available to stockholders) of any extraordinary loss and the deduction (addition if a net loss is available to stockholders) of any extraordinary gain;

      7. the addition (deduction if a net loss is available to stockholders) of any beneficial conversion feature expense;

      8. the addition (deduction if a net loss is available to stockholders) of any loss arising on the extinguishment or conversion of any loan, debt, warrant or other capital instrument of the Company and the deduction (addition if a net loss is available to stockholders) of any gain arising on the extinguishment or conversion of any loan, debt, warrant or capital instrument of the Company;

      9. the addition (deduction if a net loss is available to stockholders) of any non-cash stock-based compensation expense arising from any stock or option grant made prior to October 25, 2002, up to U.S.$220,000;

      10. the addition (deduction if a net loss is available to stockholders) of any unrealized loss arising from the translation of foreign currency into U.S. dollars and the deduction (addition if a net loss is available to stockholders) of any unrealized gain arising from the translation of foreign currency into U.S. dollars; and

      11. the addition (deduction if a net loss is available to stockholders) of any non-cash loss or expense recognized in the accounts of the Company to the extent not already taken into account in one of the above adjustments and the deduction (addition if a net loss is available to stockholders) of any non-cash gain recognized in the accounts of the Company to the extent not already taken into account in one of the above adjustments; provided, that any non-cash stock-based compensation expense arising from any stock or option grant made after October 25, 2002 shall not be added (or deducted if a net loss is available). A "non-cash" loss or expense is an expense or loss recognized in the accounts of the Company in accordance with United States generally accepted accounting principles ("US GAAP") but which is not required to be settled or paid in cash, and a "non-cash" gain is a gain recognized in the accounts of the Company in accordance with US GAAP but for which the Company will not receive cash.

      "LIQUIDITY DATE" means the earliest to occur of: (i) the date of registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the U.S. Securities and Exchange Commission or, in connection with a Qualifying Offering (as defined below) on an Authorized Exchange (as defined below) in a jurisdiction other than the United States, any registration, qualification or completion of any procedure in compliance with the applicable securities laws of such non-U.S. jurisdiction undertaken or made to permit the unrestricted, lawful distribution or resale of securities to members of the general public therein, of any of the Common Stock issuable upon conversion of the Series 4-A Convertible Preferred Stock held by the Holder (the "CONVERSION SHARES") following, or in conjunction with, the completion of a Qualifying Offering (as defined below); (ii) the date on which the Holder is able to publicly sell all of its issued or issuable Conversion Shares pursuant to an effective registration statement covering such shares or in any three month period pursuant to Rule 144, provided that a Qualifying Offering has occurred; (iii) the date of the closing of a Qualifying Sale (as defined below); and (iv) the date of the closing of a sale of all or substantially all of the assets of the Company for consideration that results in distributions per share to the Share Purchasers of proceeds from such sale equivalent to the consideration that would be received in a Qualifying Sale.

      "QUALIFYING OFFERING" means a firm commitment public offering, underwritten by an internationally reputable investment bank selected by the Company's Board of Directors, of the Company's Common Stock on an internationally recognized exchange or quotation system, which exchange or quotation system shall have a minimum market capitalization, based on the market value of all of the securities listed thereon, of US$50,000,000,000, as quoted and reported within the EMTK Function of Bloomberg Financial Markets or if not so quoted, based upon statistics made publicly available on such exchange, or if such statistics are not available, based upon the reasonable discretion of the Company's Board of Directors (an "AUTHORIZED EXCHANGE") pursuant to an effective registration statement under the Securities Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act) or, in connection with a Qualifying Offering on an Authorized Exchange in a jurisdiction other than the United States, pursuant to any registration, qualification or completion of any procedure in compliance with the applicable securities laws and exchange rules of such non-U.S. jurisdiction undertaken or made to permit the unrestricted, lawful distribution or resale of securities to members of the general public therein, the public offering price per share (the "OFFERING PRICE") of which is not less than the price that would yield an IRR (as defined below) of thirty percent (30%) to the persons who on October 25, 2002 purchased shares of Series 4-A Convertible Preferred Stock for cash consideration (such persons being referred to herein as the "SHARE PURCHASERS" and such price being referred to herein as the "30% IRR PRICE") and in which the aggregate net proceeds (after deductions of underwriters' commissions and offering expenses) to the Company exceed US$20,000,000 (or the equivalent in the applicable currency).

      "IRR" means the discount rate that would make the present value of a stream of Payments (as defined below) and Receipts (as defined below) equal zero where:

      (i) cash payments (the "PAYMENTS") are:

            (a) the purchase consideration paid by the Share Purchasers to the Company for Series 4-A Convertible Preferred Stock purchased on October 25, 2002;

            (b) the purchase consideration paid by the Share Purchasers to the Company, if any, for Series 4-A Convertible Preferred Stock purchased after October 25, 2002 pursuant to the Series 4-A Convertible Preferred Stock Purchase Agreement dated as of October 23, 2002 by and among the Company, the Share Purchasers and the other investors named therein; and

            (c) the purchase consideration paid by the Share Purchasers to the Company, if any, for Common Stock issued upon exercise of warrants which were issued in connection with the Series 4-A Convertible Preferred Stock, including this Warrant (the "Warrant Shares"); and

      (ii) amounts received (the "RECEIPTS") are:

            (a) dividend distributions and other cash payments, if any, received by the Share Purchasers from the Company in respect of: (1) the Series 4-A Convertible Preferred Stock and Warrant Shares and (2) any securities received by the Share Purchasers in respect of the Series 4-A Convertible Preferred Stock or Warrant Shares without additional consideration paid by the Share Purchasers; and

            (b) the value of Series 4-A Convertible Preferred Stock, Warrant Shares and any securities received by the Share Purchasers in respect of the Series 4-A Convertible Preferred Stock or Warrant Shares without additional consideration paid by the Share Purchasers held by the Share Purchasers on the Liquidity Date determined as (1) the aggregate value of the Series 4-A Convertible Preferred Stock and Warrant Shares and such securities held by the Share Purchasers on the Liquidity Date in the case of a Qualifying Offering (determined as the offering price to the public per share of Common Stock times the number of Warrant Shares and the number of issued or issuable Conversion Shares); (2) the aggregate purchase price of the Series 4-A Convertible Preferred Stock, Warrant Shares and/or such securities on the Liquidity Date in the case of a Qualifying Sale; or (3) the proceeds distributable to the Share Purchasers on the Liquidity Date in the case of a sale of assets; and

      (iii) the first date in the measurement of the present value will be October 25, 2002 and the last date will be the Liquidity Date.

      "QUALIFYING SALE" means a sale of more than fifty percent (50%) of the Company's Common Stock on a fully diluted basis (assuming full conversion and exercise of all outstanding convertible, exchangeable and exercisable securities, including, without limitation, securities granted under any employee share option plan which have vested) for a purchase price per share at least equal to the 30% IRR Price, provided however, that in the event the purchase price for such securities is payable in marketable securities, such marketable securities shall be valued at the average of the daily closing prices of such marketable securities over the 180 consecutive trading days immediately preceding (and not including) the date such marketable securities are received, and provided further, that such purchase price is payable in full at the closing in cash or marketable securities.

1.    EXERCISE OF WARRANT.

      (a) At any time during the Exercise Period, this Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time by surrender of this Warrant and the subscription form annexed hereto (duly executed by the Holder), to the Company, and by making payment in cash or by certified check, wire transfer or any combination thereof, in the amount obtained by multiplying (i) the number of shares of Common Stock designated by the Holder in the subscription form by (ii) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant may still be exercised.

      (b) At any time during the Exercise Period, in lieu of exercising this Warrant as provided above, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the subscription form attached hereto indicating such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                                    Y (A - B)
                               X =  ---------
                                        A

      Where:      X = The number of shares of Common Stock to be issued to the
                      Holder pursuant to this net exercise;

                  Y = The number of shares of Common Stock designated by the
                      Holder in the subscription form;

                  A = The then fair market value of one share of Common Stock as of the date the election is made;

                  B = The Purchase Price (as adjusted to the date of the
                      election).

      For purposes of this Section 1(b), the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market or SmallCap System, the value shall be deemed to be the lower of the average of the closing bid price of the securities on such exchange over the five (5) day period ending three (3) days prior to the net exercise election and the closing bid price of the securities on such exchange on the trading day ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the lower of the average of the closing price over the five (5) day period ending three (3) days prior to the net exercise and the closing bid price on the trading day ending three (3) days prior to the net exercise election; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, the Company will cause to be issued in the name of and delivered to the Holder hereof a certificate for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value as determined pursuant to
Section 1(b) above of one full share, together with any other stock or other securities or property (including cash, where applicable) to which the Holder is entitled upon such exercise. "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3.

      The Holder shall be deemed to become the holder of, and shall be treated for all purposes as the record holder of, the Common Stock represented by such certificate, and such Common Stock shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and notice of exercise are presented and payment made for such Common Stock, notwithstanding that the stock transfer books of the Company shall then be closed or that such certificates shall not then be actually delivered to the Holder.

      The issuance of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Common Stock. The Company shall pay all expenses in connection with, and all taxes (other than stock transfer, income, capital gain or similar taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant and the related Common Stock to the Holder.

3.    ADJUSTMENT.

      (a) Initial Purchase Price; Subsequent Adjustment of Price and Number of Purchasable Shares. The Initial Purchase Price will be adjusted from time to time as provided below; provided that, as set forth in and subject to Section 4, in no event shall the Purchase Price per share be adjusted to a price which is less than the par value of the Common Stock at such time. Upon each adjustment of the Purchase Price, the Holder will thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately before such adjustment by the number of shares of Common Stock purchasable pursuant to this Warrant immediately before such adjustment and dividing the product by the Purchase Price resulting from such adjustment.

      (b) Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the date of this Warrant effects a subdivision of the outstanding Common Stock, by stock split or otherwise, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased; and, conversely, if the Company at any time or from time to time after the date of this Warrant combines the outstanding shares of Common Stock, by reverse stock split or otherwise, the Purchase Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 3(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

      (c) Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the date of this Warrant either makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and (2) the denominator of which shall be (i) the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus (ii) the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date or date fixed therefor and thereafter the Purchase Price shall be adjusted pursuant to this Section 3(c) as of the time of actual payment of such dividend or distribution. For purposes of the foregoing formula, "the total number of shares of Common Stock issued and outstanding" on a particular date shall include shares of Common Stock issuable upon conversion of stock or securities convertible into Common Stock and the exercise of warrants, options or rights for the purchase of Common Stock (or stock or securities convertible into Common Stock) which are outstanding on such date.

      (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event, provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which it would have received had this Warrant been converted into Common Stock as of the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the Holder.

      (e) Adjustment for Recapitalization, Reclassification, or Exchange. If the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or other exchange (other than a subdivision or combination of shares, or a stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section
3), then and in any such event the Holder shall have the right thereafter to exercise this Warrant to purchase the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other exchange by holders of the number of shares of Common Stock which might have been purchased under this Warrant immediately prior to such recapitalization, reclassification or other exchange, all subject to further adjustment as provided herein.

      (f) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision or combination of shares or a stock dividend or a recapitalization, reclassification or other exchange of shares, provided for elsewhere in this Section 3) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such capital reorganization, merger, consolidation or sale, to which a holder of the number of shares of Common Stock deliverable upon such exercise would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder after the capital reorganization, merger, consolidation or sale to the end that the provisions of this Section 3 (including the number of shares deliverable upon exercise of this Warrant) shall continue to be applicable after that event and shall be as nearly equivalent to the provisions hereof as may be practicable.

      (g) Certificate of Adjustment. Upon the occurrence of each adjustment or readjustment of the Purchase Price and/or the number of shares of Common Stock subject to this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and shall prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

4. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding. The Company will not, by amendment of its organizational documents or through any reorganization, corporate recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant against impairment. Without limiting the generality of the foregoing, the Company will not take any action which would result in the par value of Common Stock exceeding the Purchase Price.

5.    NOTICES OF RECORD DATE, ETC.  In the event of:

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or the sale, consolidation or merger of the Company with, to or into any other person, or

      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will mail or cause to be sent to the Holder, at least thirty (30) business days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or a favorable vote of stockholders if either is required. The Holder shall use its best efforts to decide whether to exercise this Warrant (if this Warrant is exercisable at such time) within ten (10) days of its receipt of such notice.

6. REGISTER; REPLACEMENT. The Company shall keep at its principal executive office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever, and neither the Company nor any Company agent shall be affected by any notice to the contrary.

      Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal executive office, the Company, at its expense, shall promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

      All warrants issued upon any registration of transfer or exchange of this Warrant shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrant surrendered upon such registration of transfer or exchange. Except as provided above, no service or other charge shall be imposed on the Holder for any exchange of this Warrant.

7. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of any other warrant or security of the Company exercisable for, convertible into, exchangeable for or otherwise entitling the Holder to acquire shares of Common Stock (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

8. TRANSFER OF WARRANT. This Warrant cannot be transferred in whole or in part unless: (i) such transfer is to a Permitted Transferee as such term is defined in that certain Stockholders Agreement dated as of October 25, 2002 among the Company, the Holder and the other parties named therein (the "STOCKHOLDERS AGREEMENT"), (ii) such Permitted Transferee agrees to be bound by the terms and conditions of the Stockholders Agreement, (iii) such transfer is made in connection with a concurrent transfer to the Permitted Transferee of a proportional amount of the Holder's shares of Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of those shares, provided, that if the Holder on any occasion does not transfer, in connection with a partial transfer of its Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of the Series 4-A Convertible Preferred Stock, the full portion of the Warrant that such Holder would be entitled to transfer at that time (the "UNTRANSFERRED PORTION"), the Holder shall have the right to transfer, in any subsequent transfer by such Holder of its Series 4-A Convertible Preferred Stock or Common Stock issued upon conversion of the Series 4-A Convertible Preferred Stock, the Untransferred Portion in addition to whatever portion of Warrants such Holder would otherwise be entitled to transfer in accordance with this subsection (iii) and (iv) such transfer complies with all applicable securities laws.

9. NO RIGHTS AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

10. NOTICES, ETC. All notices which are required to be given pursuant to this Warrant shall be in writing and shall be delivered by certified mail, return receipt requested, first class or air mail postage prepaid, or sent by overnight express or similarly recognized overnight delivery with receipt acknowledged or by facsimile, with a copy thereof sent by one of the other means. Notices shall be deemed to have been given at the time delivered and shall be addressed as follows or to such other address as a party may designate by proper notice hereunder.

If to Holder:                           Capital International Asia CDPQ Inc.
                                        1155 Rene-Levesque Blvd. West
                                        Suite 4000
                                        Montreal, Canada
                                        H3B 3V2

                                        Facsimile:  c/o CDP Asia
                                        Investments, Inc
                                        (852) 2877-3830

                                        with a copy to:

                                        Jeffrey S. Wood
                                        Debevoise & Plimpton
                                        13/F Entertainment Building
                                        30 Queen's Road Central
                                        Hong Kong

                                        Facsimile:  (852) 2810-9828

If to the Company:                      Vsource, Inc.

                                        16875 West Bernardo Drive, Suite 250
                                        San Diego, California  92127
                                        Attn.:      CFO

                                        Facsimile:  1 (858) 618-5904

                                        with a copy to:

                                        Vsource (Asia) Ltd
                                        Unit 501, AXA Centre
                                        151 Gloucester Road, Wanchai
                                        Hong Kong
                                        Attn:  General Counsel

                                        Facsimile:  (852) 2523-1344

11. SECURITIES LAWS. By acceptance of this Warrant, the Holder represents to the Company that the Holder is "accredited investor" within the meaning of Rule 501 of Regulation D adopted under the Securities Act, as presently in effect, or not a "U.S. person" within the meaning of Rule 902 adopted under the Securities Act and is acquiring the Securities in an "offshore transaction" as defined in Rule 902, that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the Warrant, and that it is an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the shares subject to this Warrant. The Holder acknowledges and agrees that this Warrant and the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be) registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder further recognizes and acknowledges that because this Warrant and the Common Stock issuable upon exercise of this Warrant are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements and that the Holder may, therefore, be required to bear the economic risk of such investment indefinitely.

12. LEGEND. Unless theretofore registered for resale under the Securities Act, each certificate for shares issued upon exercise of this Warrant shall bear the following or a similar legend, in addition to any other legends required by any agreements entered into by the Company and the Holder:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD,

      OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

13. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency, and if any term is not so curable, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be constructed as if such unenforceable term had never been contained herein. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, without regard to conflict of laws principles. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its
behalf by one of its officers thereunto duly authorized as of [         ], 2002.

                              VSOURCE, INC.


                              By: _______________________________
                                    Name:

                                    Title:

                            FORM OF SUBSCRIPTION

                                VSOURCE, INC.

                 (To be signed only on exercise of Warrant)



TO:   VSOURCE, INC.


4. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, as defined in the Warrant, of Vsource, Inc., a Delaware corporation (the "Company").

5. The undersigned Holder is hereby paying the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $______________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company, or (iii) electing to exercise the attached Warrant for _______ shares purchasable under the Warrant pursuant to the net exercise provisions of Section 1(b) of such Warrant.

6. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned Holder.

Dated:_______________________


                                    __________________________________
                                          Signature of Holder